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ENB

ENB Financial Corp

2010 Annual Meeting

MEETING AGENDA
• Welcome
• Vote on Matters of the Proxy Statement
• Discussion of Condition of Company
 ➢ President’s Remarks
 ➢ Financial Review
 ➢ Lending Review
 ➢ ENB’s Money Management Group
• Questions & Answers
• Vote Results
• Adjournment

PRESENTERS
• Aaron L. Groff, Jr.
 ➢ President, CEO and Board Chairman - ENB Financial Corp
  and Ephrata National Bank
• Paul W. Wenger
 ➢ Vice President and Corporate Secretary - ENB Financial Corp
• Scott E. Lied
 ➢ Treasurer - ENB Financial Corp
• Dale G. Burkholder
 ➢ Senior Vice President and Senior Loan Officer - Ephrata National Bank
• William L. Barnett
 ➢ Vice President - ENB’s Money Management Group

VOTING PROCESS
Proxy Holders
• Janice S. Eaby
• John H. Shuey
Judges of Election
• Richard H. Binner
• Roger S. Kline
• William M. Rohrbach

MATTERS OF PROXY
• Elect four (4) Class A directors to serve
 three-year terms
• Elect three (3) Class B directors to serve
 two-year terms
• Elect three (3) Class C directors to serve
 one-year terms
• Other Business

BOARD CLASSIFICATION
Purpose of classifying the directors:
• Structure better promotes continuity and
 stability
• Encourages decision-making by board
 members based on long-term results

CURRENT DIRECTORS
Class A Election (3 Year Term)
• Aaron L. Groff, Jr.
• J. Harold Summers
• Paul M. Zimmerman, Jr.
• Thomas H. Zinn
Class B Election (2 Year Term)
• Willis R. Lefever
• Donald Z. Musser
• Bonnie R. Sharp
Class C Election (1 Year Term)
• Susan Y. Nicholas
• Mark C. Wagner
• Paul W. Wenger

PRESIDENT’S REMARKS
• Aaron L. Groff, Jr.
 ➢ President/CEO - ENB Financial Corp

MISSION
• To remain an independent community bank of
 undisputed integrity, serving the communities of
 Northern Lancaster County and beyond.
• To offer state-of-the-art financial products and
 services of high quality and value at an affordable
 price.
• To provide unsurpassed personal service,
 delivered by a highly dedicated professional team.

WE CARE
• Courteous
• Accurate
• Responsive
• Empowered

FDIC Bank Failures
160
140
120
100
80
60
40
20
0
3
25
140
64
2007
2008
2009
2010 YTD

BANKING CLIMATE

STRATEGIC INITIATIVES
• Strategic Initiatives for 2010 - 2012
 ➢ Loan Growth
 ➢ Strengthen Capital
 ➢ Non-Interest Income Improvement
 ➢ Increase Deposit Market Share in Lancaster County

FINANCIAL REVIEW
• Scott E. Lied
 ➢ Treasurer - ENB Financial Corp

DISCLOSURES
• Unaudited Financial Information
 ➢ Some of the following slides do present financial
 information that is unaudited. Therefore, this information is subject to adjustments that could be necessary upon
 completion of the annual audit.
• Forward Looking Statements
 ➢ Some of the material and/or language used in this
 presentation would be considered as a forward looking
 statement. Management is not obligated to update these
 forward looking statements.

Dollars in Thousands
8,000
6,000
4,000
2,000
0
4,771
5,063
4,014
4,300
2006
2007
2008
2009

NET INCOME

2009 SIGNIFICANT ITEMS
Net Interest Income	$ 858,000	increase
Other Income	$1,533,000	increase
Operating Expenses (net of FDIC assessment)	$1,191,000	decrease
FDIC Assessment	$ 792,000	increase
Provision Expense	$2,251,000	increase

Dollars in Millions
22.0
21.0
20.0
19.0
18.0
17.0
16.0
15.0
14.0
18.7
19.1
20.1
21.0
2006
2007
2008
2009

NET INTEREST INCOME

8,000
6,000
4,000
2,000
0
Dollars in Thousands
4,272
4,644
5,413
6,265
2006
2007
2008
2009

OTHER INCOME
Data shown excludes securities gains and losses.

Dollars in Millions
25.0
20.0
15.0
10.0
5.0
15.2
16.8
20.2
19.0
2006
2007
2008
2009

OPERATING EXPENSES
Graph represents operating expenses net of annual FDIC assessments.

Dollars in Thousands
1,200
1,000
800
600
400
200
0
56
54
230
1,022
2006
2007
2008
2009

FDIC ASSESSMENT

Dollars in Thousands
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,276
1,446
669
2,920
2006
2007
2008
2009

PROVISION EXPENSE

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.67
$1.77
$1.40
$1.52
2006
2007
2008
2009

EARNINGS PER SHARE

$1.50
$1.25
$1.00
$0.75
$0.50
$1.17
$1.21
$1.24
$1.17
2006
2007
2008
2009

DIVIDENDS PER SHARE

DIVIDEND COMPARISON
Bank Name	Current Dividend	Change from Dividend High (2006 - 2008)
Union National Community Bank	$0.00	-100.00%
Susquehanna Bank	$0.01	-95.65%
National Penn Bank	$0.01	-94.12%
Fulton Bank	$0.03	-83.33%
VIST Bank	$0.05	-75.00%
Ephrata National Bank	$0.24	-22.58%

SHAREHOLDER VALUE
	ENBP	SUSQ	FULT
Average Stock Price* - Oct 2008	$25.69	$17.12	$11.62
Average Stock Price* - Jul 2009	$24.83	$4.80	$6.05
Jul 2009 Price as % of Oct 2008 Price	97%	28%	52%
Average Stock Price* - Apr 2010	$20.58	$11.26	$11.46
Apr 2010 Price as % of Oct 2008 Price	80%	66%	99%
Current Dividend Yield on Investment	4.70%	0.40%	1.12%
*Average derived from weekly Monday high prices for the cited month.

PEER ANALYSIS
* Peer Group is defined as National UBPR Peer Group $300 Million to $1 Billion, a total of 1,198 banks.
Measurement	ENB	Peer*
Return on Average Assets (ROAA)	0.60%	0.19%
Net Interest Margin	3.49%	3.71%
Other Income	0.88%	0.74%
Operating Expense	2.81%	2.96%
Tier 1 Leverage Capital	9.56%	8.71%

FIRST QUARTER RESULTS
• Q1 2010
 ➢ $1,468,000 versus $1,081,000 (Q1 2009)
 ➢ 35.8% increase
 ➢ 3.0% balance sheet growth

LENDING REVIEW
• Dale G. Burkholder
 ➢ Senior Vice President and Senior Lender -
 Ephrata National Bank

CREDIT QUALITY
Measurement	ENB	Peer*
30 - 89 Days Past Due	0.20%	1.43%
90+ Days Past Due	0.17%	0.15%
Non-Accrual	1.42%	2.91%
Total Delinquencies	1.79%	4.49%
Net Losses to Average Total Loans	0.29%	1.09%
* Peer Group is defined as National UBPR Peer Group $300 Million to $1 Billion, a total of 1,198 banks.

LOAN PORTFOLIO MIX
Loan Type	ENB	Peer*
Construction and Development	4.99%	12.69%
Commercial Real Estate (CRE)	21.20%	30.84%
CRE Multi-Family	2.83%	2.57%
Commercial & Industrial	7.29%	13.42%
Loans to Municipalities	7.67%	0.51%
Farmland & Agricultural	14.26%	4.18%
1 - 4 Family Residential	38.83%	23.83%
* Peer Group is defined as National UBPR Peer Group $300 Million to $1 Billion, a total of 1,198 banks.

14%
12%
10%
8%
6%
4%
2%
0%
12.3%
10.3%
9.1%
0.0%
11.2%
5.2%
7.0%
3.9%
2006
2007
2008
2009
ENB
Peer*

ENB

LOAN GROWTH
* Peer Group is defined as National UBPR Peer Group $300 Million to $1 Billion, a total of 1,198 banks.

ENB’S MONEY
MANAGEMENT GROUP
• William L. Barnett
 ➢ Vice President - ENB’s Money Management Group

STRATEGIC FOCUS
• Our Focus 2010-2011 and Beyond
• Target Prospects
• Services to Community

• Our Money Management Group Goals
 ➢ Become a trust and asset management group that
 customers and non-customers automatically
 recognize when the topic of money management
 and investment arises.
 ➢ Provide a solution to every customer or prospect
 we meet
 • In the community
 • In our daily servicing
GOALS

QUESTIONS & ANSWERS

VOTING RESULTS
• Report of Election
 ➢ Presented by Paul W. Wenger
 Corporate Secretary - ENB Financial Corp

ADJOURNMENT
Please join us for refreshments
in the Hibshman Conference Room.

42